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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: April 9, 1997



                        BIODYNAMICS INTERNATIONAL, INC.
           (Exact name of Registrant as specified in its charter)


         FLORIDA                        0-16128                   59-3100165
(State or other jurisdiction)    (Commission File Number)       (IRS Employer
                                                             Identification No.)


10500 UNIVERSITY CENTER DRIVE, SUITE 130, TAMPA, FLORIDA             33612
(Address of principal executive offices)                          (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:             (813) 979-0016
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ITEM 5.  OTHER EVENTS

On March 28, 1997, BIODYNAMICS INTERNATIONAL, INC. (the "Company") announced that the Japanese Ministry of Health banned all uses of human dura mater, including the Company's Tutoplast(R) dura mater. This ban does not include other human tissues processed by the Company. Since Japan is a significant market for the Company, revenues will be impacted.

On March 31, 1997, the Company announced that it has executed an agreement with Musculoskeletal Transplant Foundation (MTF) of Edison, New Jersey for the recovery of dura mater tissue. This agreement has the potential to greatly increase the supply of Tutoplast(R) dura mater to the surgical community.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                EXHIBITS

(a) & (b)       None.

(c)             99.1    News Release - Japanese Ministry of Health Bans Use of
                        Human Dura Mater

                99.2 News Release - Biodynamics International, Inc. and Musculoskeletal Transplant Foundation Sign Dura Mater Recovery Agreement

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:    April 9, 1997                         Biodynamics International, Inc.




                                               /s/   Karl H. Meister
                                               --------------------------------
                                               Karl H. Meister
                                               President and
                                               Chief Executive Officer
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                                 EXHIBIT INDEX


99.1     News Release - Japanese Ministry of Health Bans Use of Human Dura
         Mater


99.2 News Release - Biodynamics International, Inc. and Musculoskeletal Transplant Foundation Sign Dura Mater Recovery Agreement